UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 22, 2004
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             1-7275                                     47-0248710
    (Commission File Number)                 (IRS Employer Identification No.)

         One ConAgra Drive
         Omaha, NE                                      68102
   (Address of Principal Executive Offices)            (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company's website on December 22, 2004 with earnings information on the company's second quarter ended November 28, 2004. The press release and related Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

     The foregoing information, including exhibits 99.1 and 99.2 attached to this Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONAGRA FOODS, INC.


Date:  December 22, 2004               By:      /s/ Owen C. Johnson
                                           ------------------------------------
                                           Name:   Owen C. Johnson
                                           Title:  Executive Vice President,
                                                   Organization & Administration
                                                     and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit                    Description                                Page No.


99.1     Press release dated December 22, 2004.......................

99.2     Questions and Answers.......................................